SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 30, 2017

China Xuefeng Environmental Engineering Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-175483	99-0364975
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Tongda Avenue
Economic and Technological Development Zone
Suqian, Jiangsu Province
People's Republic of China, 223800
(Address of principal executive offices and zip code)

+86-527-84370508
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 30, 2017, China Xuefeng Environmental Engineering, Inc. (the "Company") completed a closing of private placement offering (the "Offering") of shares of the Company's common stock, par value $0.001 per share (the "Shares"), at a purchase price of RMB 13.275, or US$2.00 per share, based on the currency exchange rate of 6.6375 on October 27, 2017, for an aggregate purchase price of RMB 46,462,500, or approximately $7,000,000. Upon the closing, the Company issued a total of 3,500,000 shares of its common stock to the subscribers in the Offering.

Subscription Agreement

The Shares were offered and sold to the subscribers in the Offering pursuant to that certain subscription agreements entered into on October 27,2017 (the "Subscription Agreement").

The foregoing descriptions of the Offering and Subscription Agreement, are qualified in their entirety by reference to the provisions of the Form of Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this "Report"), which are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The description in Item 1.01 above of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Shares were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S ("Regulation S") as promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended ("Securities Act"). The Company made the determination  based upon the factors that such shareholders were not "U.S. Person" as that term is defined in Rule 902(k) of Regulation S under the Securities Act, that such shareholders were acquiring our securities, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the shareholders understood that the shares of our securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Subscription Agreement

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 2, 2017	China Xuefeng Environmental Engineering, Inc.

	By:	/s/ Li Yuan
	Name:	Li Yuan
	Title:	Chief Executive Officer